                                UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by

    Rule 14c-5(d)(2))

[ ] Definitive Information Statement

                            DISABILITY ACCESS CORPORATION

                 ------------------------------------------------

                 (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act

Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                        Disability Access Corporation

                       720 W. Cheyenne Ave., Suite 210

                          North Las Vegas, NV  89030

                            Phone: (702) 882-3999

                                                             December  , 2011

To the Shareholders:

The purpose of this Information Statement is to inform the holders of record,

as of the close of business on December , 2011 (the "Record Date"), of shares of common stock, par value $0.00001 per share (the "Common Stock") of Disability Access Corporation, a Nevada corporation, that two major stockholders representing approximately 88% of our capital stock as of the Record Date have given written consent as of December ,2011, to approve the following:

     The authorization of a five hundred-for-one (500:1) reverse stock split for Disability Access Corporation's the common stock.

Nevada corporation law and the Company's bylaws permit holders of a majority of the voting power to take stockholder action by written consent.

Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon this reverse stock split as described in this Information

Statement.

We encourage you to read the attached Information Statement carefully,

including the exhibits, for further information regarding these actions.  In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of

1934, as amended ("Exchange Act"), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders.  This Information Statement is first being mailed or furnished to stockholders on or about December  ,2011.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS'

MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with

Regulation 14C of the Exchange Act.

By Order of the Board of Directors

/s/ Peter Chin

-----------------------

    Peter Chin

    President and Director

                      WE ARE NOT ASKING YOU FOR A PROXY

                 AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                        Disability Access Corporation

                       720 W. Cheyenne Ave., Suite 210

                          North Las Vegas, NV  89030

                            Phone: (702) 882-3999

                           INFORMATION STATEMENT

                        AND NOTICE OF ACTIONS TAKEN

              BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

General Information

-------------------

This information statement is being provided to the shareholders of Disability Access Corporation, ("DBYC" or the "Company"), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing a five hundred-for-one reverse stock split (the "Stock Split").Disability Access Corporation’s Board of Directors has approved the Reverse Split and Disability Access Corporation has obtained (by written consent) the approval of its two major shareholders who own 2,047,993,564 shares of common stock, that represents 88% of the total outstanding shares of Disability Access Corporation's common stock prior to the Reverse Split.  The approval by the shareholders will not become effective until 20 days from the date of mailing of this Information Statement to our shareholders.

The Company will pay all costs associated with the distribution of this

Information Statement, including the costs of printing and mailing.  The

Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this

Information Statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

                        Disability Access Corporation

                       720 W. Cheyenne Ave., Suite 210

                          North Las Vegas, NV  89030

Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting the Company at the address listed above.

The Company's Board of Directors approved this action on December 6, 2011 and recommended to effectuate a five hundred-for-one (500:1) reverse split of the outstanding Common Stock, while retaining both the number of authorized common and preferred and retaining the current par value of $0.00001, with appropriate adjustments to the capital accounts of Disability Access Corporation, with no stockholder to be reduced below one (1) share, on a per stockholder of record basis, and with all fractional shares rounded up.

The elimination of the need for a special meeting of the shareholders to approve the Amendment is authorized by Section 78.320 of the Nevada Revised

Statutes, (the "Nevada Law").  This Section provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting.

According to this Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company

voted to utilize the written consent of the majority shareholders of the

Company.

The date on which this Information Statement was first sent to the shareholders is on, or about December  , 2011.  The record date established by the Company for purposes of determining the number of outstanding shares of

Voting Capital Stock of the Company was December   , 2011, (the "Record Date").

Outstanding Voting Stock of the Company

---------------------------------------

As of the Record Date, the Company has 2,445,000,000 authorized shares of common stock, of which 2,402,176,200 common shares were issued and outstanding.  The Company has 55,000,000 authorized shares of preferred stock, of which 19,000,000 preferred shares are issued and outstanding.  The two consenting stockholders, who beneficially own 2,047,993,564 shares, representing approximately 88% of the issued and outstanding shares of the Company's outstanding common stock, voted in favor of the actions described by written consent, dated December  , 2011.  Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

Security Ownership of Certain Owners and Management

---------------------------------------------------

The following Table sets forth the Common Stock ownership information as of

December  ,2011, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each person intending to file a written consent to the adoption of the Amendment described herein, and (iv) all directors,

executive officers and designated shareholders of the Company as a group.

This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

                                             AMOUNT AND

                                             NATURE OF

TITLE OF    NAME OF BENEFICIAL               BENEFICIAL      PERCENT OF

CLASS       OWNER AND POSITION               OWNERSHIP       CLASS(1)

-----------------------------------------------------------------------

Common      Peter Chin (2)             2,041,826,893             88%

            President/Director

Common      Phillip Flaherty (3)           6,166,671               *

                                         ------------------------------

DIRECTORS AND OFFICERS

AS A GROUP (2 person)                 2,047,993,564             88%

Common      EGC International, Inc.     221,405,400              9%

            (4)

(1)  Percent of Class is based on 2,402,176,200 shares issued and outstanding.

(2)  Peter Chin, 720 W. Cheyenne, Suite 210, North Las Vegas, NV 89030

(3)  Phillip Flaherty, 720 W. Cheyenne, Suite 210, North Las Vegas, NV 89030

(4)  EGC International, 8880 Rio San Diego Dr., 8th Floor, San Diego, CA 92108

Purpose and Effect of Reverse Stock Split

-----------------------------------------

On December  ,2011, the Board of Directors of the Company has adopted a resolution to reverse split the Company's shares five hundred-for-one (500:1), which will result in the issuance of one new share ("New Shares") for each five hundred (500) old shares ("Old Shares") of the Company's common stock held as of December   ,2011 (the Split "Record Date").  The holders of shares

representing a majority of the Company's outstanding voting stock have given their written consent to the reverse stock split.  Under Nevada corporation law and the Company's bylaws, the consent of the holders of a majority of the voting power is effective as stockholders' approval.  In accordance with the requirements of the Securities Exchange Act of 1934 and Regulation 14C

promulgated thereunder, the reverse stock split will not become effective until at least twenty (20) calendar days after the mailing of this

Information Statement.

The procedure for shareholders of the Company as of December   , 2011, the

Reverse Split Record Date, to obtain New Shares in exchange for Old Shares pursuant to the Stock Split is set forth below under the heading

"Effective Date."

Our board of directors believes the five hundred-for-one (500:1) reverse stock split is necessary to increase the effective marketability of its common stock to enhance the liquidity of the common stock so that the Company can better access capital markets.

The Board of Directors believes a reverse split may facilitate future financings by the Company.  In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or to otherwise raise funds to help build the Company's business objectives.  The Company has no pre-arrangement to issue shares at this time.

Disability Access Corporation will not issue any certificates representing fractional shares of the Company's common stock in the transaction, while retaining the current par value of $0.00001, with appropriate adjustments to the capital accounts of DBYC.  Any resulting fractional shares shall be rounded up.  Any shareholder who owns less than one common share will receive one (1) share.  This reverse stock split will reduce the number of issued and outstanding common shares from 2,402,176,200 to approximately 4,804,352 and have no effect on the authorized number of common and authorized number of preferred shares and no effect on the par value of the stock.

The board of directors of DBYC may authorize, without further shareholder approval, the issuance of such shares of common stock or preferred stock to such persons, for such consideration, and upon such terms as the board of directors determines.  Such issuance could result in a significant dilution of the voting rights and the stockholders' equity, of then existing shareholders.

The issuance of additional common stock may have the effect of deterring or thwarting persons seeking to take control of DBYC through a tender offer,

proxy fight or otherwise or to bring about removal of incumbent management or a corporate transaction such as merger.  For example, the issuance of common stock or preferred stock could be used to deter or prevent such a change of control through dilution of stock ownership of persons seeking to take control or by rendering a transaction proposed by such persons more difficult.

There can be no assurance, nor can the Board of Directors of the Company predict what effect, if any, these change, include the reverse stock split will have on the Company's common stock.  The Company's stock is trading on the OTC-BB stock exchange.

Effective Date

--------------

Certificates for the Company's common stock that recite the name "Disability Access Corporation" will continue to represent shares in the Company after the reverse stock split becomes effective.  If, however, a stockholder wishes to acquire a certificate reflecting the reverse stock split, the stockholder may do so by surrendering their certificate to the Company's transfer agent with a request for a replacement certificate and the appropriate stock transfer fee.

The new certificate will reflect the five hundred-for-one (500:1) reverse stock split.

The Company's transfer agent is:

                       Madison Stock Transfer, Inc.

                       P.O.Box 145

                       Brooklyn, NY. 11229-0145

                       Telephone: 718-627-4453

No Dissenter's Rights

---------------------

Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our shareholders with any such right.

Nevada Anti-Takeover Provisions

-------------------------------

The anti-takeover provisions of Sections 78.411 through 78.445 of the Nevada

Corporation Law apply to Disability Access Corporation.  Section 78.438 of the

Nevada law prohibits the Company from merging with or selling more than 5% of our assets or stock to any shareholder who owns or owned more than 10% of any stock or any entity related to a 10% shareholder for three years after the date on which the shareholder acquired the DBYC shares, unless the transaction is approved by Disability Access Corporation’s Board of Directors.

The provisions also prohibit DBYC from completing any of the transactions described in the preceding sentence with a 10% shareholder who has held the shares more than three years and its related entities unless the transaction is approved by our Board of Directors or a majority of our shares, other than shares owned by that 10% shareholder or any related entity.  These provisions could delay, defer or prevent a change in control of Disability access Corporation.

Conclusion

----------

As a matter of regulatory compliance, we are sending you this Information

Statement which describes the purpose and effect of the Amendment.  Your consent to the Amendment is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A

PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

For the Board of Directors of

Disability Access Corporation

By:  /s/ Peter Chin

     --------------------------

         Peter Chin

         President and Director

Date: December   ,2011